EXHIBIT 10.1

Execution Version

FIRST AMENDMENT
TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 2, 2024 (the “First Amendment Effective Date”), is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the Credit Agreement referred to below, the “Administrative Agent”), the Issuing Banks and the Swingline Lender.

RECITALS

A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Seventh Amended and Restated Credit Agreement dated as of August 2, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has advised the Administrative Agent and the Lenders that it intends to acquire the assets and properties identified as the “Assets” (as defined in the Acquisition Agreement referred to below) from XCL AssetCo, LLC, a Delaware limited liability company, XCL Marketing, LLC, a Delaware limited liability company, Wasatch Water Logistics, LLC, a Delaware limited liability company, XCL SandCo, LLC, a Delaware limited liability company, and XCL Resources, LLC, a Delaware limited liability company (collectively, the “Seller”), pursuant to that certain Purchase and Sale Agreement dated as of June 27, 2024 between the Borrower, as buyer, and the Seller (such agreement, the “XCL Acquisition Agreement” and such acquisition, the “XCL Acquisition”).

C.    The Administrative Agent, the Lenders party hereto, and the Borrower have agreed to make certain amendments and modifications to the Credit Agreement as more particularly set forth herein and to be effective as of the First Amendment Effective Date.

D.    The parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended, effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Seventh Amended and Restated Credit Agreement dated as of the First Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means July 2, 2024.

“Specified XCL Acquisition Notes Proceeds” means the net cash proceeds of the XCL Acquisition Notes received by the Borrower to the extent, as of any time of determination, such net cash proceeds are maintained on the balance sheet of the Borrower to fund a portion of the purchase price for the XCL Acquisition and have not been otherwise applied.

“XCL Acquisition” has the meaning given to such term in the First Amendment.

“XCL Acquisition Additional Indebtedness” means (a) customary unsecured “bridge” loan facilities, (b) senior unsecured notes or convertible notes (the “XCL Acquisition Notes”) or (c) any combination of the foregoing, in each case solely to the extent (i) incurred during the period between the First Amendment Effective Date and the “Outside Date” under and as defined in the XCL Acquisition Agreement as in effect on the First Amendment Effective Date (but in any event no later than July 1, 2025) and (ii) that the intended use of proceeds thereof is to fund a portion of the purchase price for the XCL Acquisition and related expenses.

“XCL Acquisition Agreement” has the meaning given to such term in the First Amendment.

“XCL Acquisition Notes” has the meaning given to such term in the definition of “XCL Acquisition Additional Indebtedness”.

“XCL Acquisition Period” means the period commencing on the First Amendment Effective Date and ending on the earlier of (a) the date the XCL Acquisition is consummated and (b) the date on which the XCL Acquisition Agreement is terminated; provided that in any event the XCL Acquisition Period shall end no later than July 1, 2025.

2.2    Amended Definitions. The definitions of “Loan Documents” and “Total Funded Debt” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.
“Total Funded Debt” means, at any date, all Funded Debt of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis and, calculated net of unrestricted cash and cash equivalents, in each case, held by the Borrower and its Consolidated Restricted Subsidiaries, which netted cash and cash equivalents amount for purposes of this definition shall be (a) in an amount not to exceed $50,000,000 if there are any Loans outstanding on such date and (b) in an unlimited amount if there are no Loans
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outstanding on such date; provided that, solely for purposes of determining compliance with Section 9.04(a)(vi) and solely during the XCL Acquisition Period, “Total Funded Debt” shall be determined net of all Specified XCL Acquisition Notes Proceeds; provided further that, in no event shall “Total Funded Debt” be less than $0. For the avoidance of doubt, the netting permitted in accordance with the proviso to the preceding sentence shall be in addition to, but without duplication of, the netting permitted under clauses (a) and
(b) of the preceding sentence.

2.3    Amendment to Section 3.04(e) of the Credit Agreement. The first sentence of Section 3.04(e) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(e) Excess Cash Balances. If at any time while any Revolving Credit Exposure is outstanding, the Loan Parties have any cash or cash equivalents (other than Cash Collateral) in an aggregate amount in excess of ten percent (10%) of the Aggregate Elected Commitment Amounts (other than (A) cash of the Loan Parties to be used by any Loan Party to Redeem Other Debt pursuant to Section 9.04(b) pursuant to a binding and enforceable commitment to Redeem such Other Debt within ten (10) Business Days; provided that cash excluded pursuant to this clause (A) shall not be excluded for more than ten (10) consecutive Business Days at any time, (B) cash of the Loan Parties constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits, (C) cash of the Loan Parties (other than cash excluded pursuant to clauses (D) and (E) below) to be used by any Loan Party within five (5) Business Days to pay the purchase price for Property to be acquired by such Loan Party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment of such purchase price; provided, that cash excluded pursuant to this clause (C) shall not be excluded for more than five
(5) consecutive Business Days at any time, (D) the cash proceeds of a Borrowing made by the Borrower hereunder to the extent such cash proceeds are maintained on the balance sheet of the Borrower to fund a portion of the purchase price for the XCL Acquisition and have not been otherwise applied; provided, that cash excluded pursuant to this clause (D) shall not be excluded for more than thirty (30) days from the applicable borrowing date, and (E) all Specified XCL Acquisition Notes Proceeds) (such excess, the “Excess Cash”), the Borrower shall, to the extent that the Loan Parties have any Excess Cash, no later than the end of the day on the fifth (5th) Business Day, (i) prepay the Borrowings in an amount equal to such
Excess Cash and (ii) if any Excess Cash remains after prepaying all of such Borrowings and there is any LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to the lesser of (x) such remaining Excess Cash and (y) the amount of the LC Exposure, which amount shall be held as Cash Collateral as provided in Section 2.08(j).

2.4    Amendment to Section 9.02(i) of the Credit Agreement. Section 9.02(i) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(i)    (i) Debt in respect of the Existing Senior Notes and (ii) other unsecured senior Debt or unsecured subordinated Debt of the Borrower; provided that, in the case of
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this clause (ii), (A) such Debt shall not have (and any Permitted Additional Debt Documents with respect to such Debt shall not contain) a scheduled maturity date that is earlier than at least one hundred eighty (180) days after the Stated Maturity Date under this Agreement; provided that, notwithstanding the foregoing in this clause (A), (x) if the XCL Acquisition Additional Indebtedness is a customary “bridge” loan facility, it may have a scheduled maturity date that is prior to the Maturity Date as long as such scheduled maturity date is at least 364 days following the date of incurrence of such Debt and
(y) the documents governing the XCL Acquisition Notes may contain customary special mandatory redemption provisions in connection with the XCL Acquisition failing to close prior to a specified date, (B) immediately after giving effect to the incurrence or issuance of such Debt, the Borrower shall be in pro forma compliance with Section 9.01 (with EBITDAX equal to EBITDAX for the most recent Rolling Period for which financial statements have been, or are required to have been, delivered pursuant to Section 8.01(a) or Section 8.01(b)) and (C) immediately upon the issuance of any such Debt (other than XCL Acquisition Additional Indebtedness in a principal amount up to $1,200,000,000) after the Effective Date (including any increase to the Existing Senior Notes or issuance of any additional unsecured senior notes pursuant to the applicable Permitted Additional Debt Documents governing the Existing Senior Notes, in each case, after the Effective Date increased and/or issued in reliance of this clause (ii)), the Borrowing Base shall be reduced by an amount equal to twenty-five percent (25%) of the aggregate principal amount of such Debt. Notwithstanding anything to the contrary in this Section 9.02(i), no such decrease or reduction to the Borrowing Base shall occur with respect to (x) any amount of Permitted Refinancing Debt incurred or issued to substantially simultaneously refinance or replace any then outstanding Existing Senior Notes or other Permitted Additional Debt (in each case up to, for the avoidance of doubt, the sum of (I) the aggregate principal amount of such refinanced or replaced Permitted Additional Debt outstanding immediately prior to such refinancing or replacement plus (II) an amount necessary to pay any customary fees and expenses, including premiums, related to such exchange or refinancing) or (y) any amount of Permitted Additional Debt (or Permitted Refinancing Debt thereof) incurred or issued, the net proceeds of which the Borrower elects to utilize to prepay the Loans pursuant to this clause (y); provided that (I) such prepayment occurs substantially simultaneously with the Borrower’s receipt of the net proceeds of such Permitted
Additional Debt (or Permitted Refinancing Debt thereof), (II) the Borrower shall have delivered to the Administrative Agent a prepayment notice in accordance with Section 3.04 specifying its election to prepay the Loans in reliance on this clause (y), (III) the Aggregate Elected Commitment Amounts shall automatically be reduced by the principal amount of such prepayment pursuant to Section 2.06(d) and (IV) the principal amount of such prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000.

2.5    Amendment to Section 9.03 of the Credit Agreement. Section 9.03 of the Credit Agreement is hereby amended by adding a new clause (h) immediately after clause (g) thereof to read in full as follows:

(h) Liens encumbering the proceeds of the XCL Acquisition Notes solely as a result of such proceeds being issued into escrow in accordance with the documents governing the issuance of the XCL Acquisition Notes (if applicable).
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2.6    Amendment to Section 11.08 of the Credit Agreement. Section 11.08 of the Credit Agreement is hereby amended by replacing the reference to “Vinson & Elkins L.L.P.” with a reference to “Paul Hastings LLP”.

Section 3. Conditions Precedent. This Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Majority Lenders, which may be delivered by the means described in Section 5.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).

3.2    Fees and Expenses. The Borrower shall have paid to the Administrative Agent any and all fees and expenses, including reasonable out-of-pocket expenses payable to the Administrative Agent and the Lenders pursuant to or in connection with this Amendment in accordance with Section 12.03(a) of the Credit Agreement.

3.3    No Event of Default or Borrowing Base Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.

3.4    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

For purposes of determining satisfaction of the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the First Amendment Effective Date and such notice shall be conclusive and binding.

Section 4. Reaffirm Existing Representations and Warranties. The Borrower hereby
(a) acknowledges the terms of this Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the First Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default
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has occurred and is continuing and the Aggregate Revolving Credit Exposures do not exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (v) this Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

Section 5. Miscellaneous.

5.1    Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. This Amendment shall constitute a Loan Document.

5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the First Amendment Effective Date, which may have occurred prior to the First Amendment Effective Date or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect,
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validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.4    Expenses. As provided in Section 12.03 of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of- pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.

5.5    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.6    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.7    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

5.8    Governing Law. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages to Follow]
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The parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:		SM ENERGY COMPANY

	By:	/s/ JAMES LEBECK
	Name:	James Lebeck
	Title:	Executive Vice President and General Counsel

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

AGENTS AND LENDERS:		WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

	By:	/s/ JONATHAN HERRICK
	Name:	Jonathan Herrick
	Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ KIMBERLY MILLER
Name:	Kimberly Miller
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ CAMERON STROCK
Name:	Cameron Strock
Title:	Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ CHRISTOPHER KUNA
Name:	Christopher Kuna
Title:	Senior Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ JONATHAN LEE
Name:	Jonathan Lee
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ GEORGE MCKEAN
Name:	George McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ ANVAR MUSAYEV
Name:	Anvar Musayev
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

ROYAL BANK OF CANADA,
as Lender

By:	/s/ MICHAEL SHARP
Name:	Michael Sharp
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as Lender

By:	/s/ SAM CUTLER
Name:	Sam Cutler
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ JOHN C. LOZANO
Name:	John C. Lozano
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ PRIYANKUSH GOSWAMI
Name:	Priyankush Goswami
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

COMERICA BANK,
as Lender

By:	/s/ WILLIAM GOODRICH
Name:	William Goodrich
Title:	Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA,
as Lender

By:	/s/ GUY EVANGELISTA
Name:	Guy Evangelista
Title:	SVP

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT-SM ENERGY COMPANY]